UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) April 29, 2010
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                                 MONROE BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

       000-31951                                            35-1594017
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(Commission File Number)                       (IRS Employer Identification No.)


      210 East Kirkwood Avenue
           Bloomington, IN                                    47408
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(Address of Principal Executive Offices)                    (Zip Code)

                                 (812) 336-0201
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

Effective April 29, 2010, the Company's wholly-owned subsidiary, Monroe Bank (the "Bank"), entered into a memorandum of understanding ("MOU") with the Federal Deposit Insurance Corporation (the "FDIC") and the Indiana Department of Financial Institutions (the "DFI"). The MOU is an informal administrative agreement in which the Bank has agreed to take various actions and comply with certain requirements to facilitate improvement in its financial condition.

In accordance with the MOU, the Bank agreed, among other things, to (a) maintain a Leverage Capital Ratio of not less than 8.00% (the Bank's ratio was 8.65% at December 31, 2009 and 8.58% at March 31, 2010) and a Total Risk-Based Capital Ratio of not less than 12.00% (the Bank's ratio was 13.33% at December 31, 2009 and 13.29% at March 31, 2010); (b) refrain from paying cash dividends without prior regulatory approval; and (c) develop and implement plans to reduce the amounts of its assets classified "Substandard" or "Doubtful" in its most recent FDIC examination.

The MOU will remain in effect until modified or terminated by the FDIC and the DFI. We do not expect the actions called for by the MOU to change our ongoing efforts to improve the performance of the Bank by reducing non-performing assets and increasing earnings in any material respect. The Board of Directors and management of the Bank have taken various actions to comply with the MOU, and will continue to take all actions necessary for continued compliance.


                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  May 4, 2010

                                         MONROE BANCORP


                                         /s/ Mark D. Bradford
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                                         Mark D. Bradford
                                         President, Chief Executive Officer